Description of Business	6 Months Ended
Jun. 30, 2026
Description of Business [Abstract]
DESCRIPTION OF BUSINESS
1 –	DESCRIPTION OF BUSINESS

Horizon Quantum Holdings Ltd. (formerly known as Horizon Quantum Holdings Pte. Ltd. and Rose Holdco Pte. Ltd.) (Company Registration No.: 202537774K) (the “Company”), was incorporated as a Singapore private company limited by shares, and converted to a public company limited by shares on March 4, 2026. The Company focuses on developing software tools that simplify and accelerate the creation of applications for quantum computers and also provide quantum computing services on an individual basis. The Company’s flagship product, Triple Alpha, is a web-based integrated development environment (IDE) that allows developers to write quantum software using familiar classical programming languages. The software enables software developers without prior quantum experience to harness the power of quantum computing.